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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report on Form 10-Q of LIN TV Corp. for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary R. Chapman, Chief Executive Officer of the Company, and Vincent L. Sadusky, Chief Financial Officer of the Company each hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      Dated: November 4, 2004             /s/ Gary R. Chapman
                                          ------------------------------------
                                          Gary R. Chapman
                                          Chief Executive Officer


      Dated: November 4, 2004             /s/ Vincent L. Sadusky
                                          ------------------------------------
                                          Vincent L. Sadusky
                                          Chief Financial Officer and Treasurer